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                                                                    Exhibit 32.1


                Certification Pursuant to 18 U.S.C. Section 1350,
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
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In connection with the Quarterly Report of Foster Wheeler Ltd. (the "Company")
on Form 10-Q/A for the period ended September 26, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Raymond
J. Milchovich, Chairman, President and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

Date: December 19, 2003

                                                  /s/Raymond J. Milchovich
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                                                  Name: Raymond J. Milchovich
                                                  Title: Chairman, President and
                                                         Chief Executive Officer